OFFICE OF THE U.S. TRUSTEE - REGION 3
                            MONTHLY OPERATING REPORT
                     For the month ended September 30, 1998


Debtor Name:          MobileMedia Corporation et al.

Case Number:          97-174 (PJW)


--------------------------------------------------------------------------------


                                                   Document     Previously    Explanation
Required Attachments:                              Attached      Submitted      Attached
1.  Tax Receipts                                      ( )           (X)           (X)

2.  Bank Statements                                   ( )           ( )           (X)

3.  Most recently filed Income Tax Return             ( )           (X)           ( )

4.  Most recent Annual Financial Statements           ( )           (X)           ( )
     prepared by accountant


IN ACCORDANCE WITH TITLE 28, SECTION 1746, OF THE UNITED STATES CODE, I DECLARE UNDER PENALTY OF PERJURY THAT I HAVE EXAMINED THE FOLLOWING MONTHLY OPERATING REPORT AND THE ACCOMPANYING ATTACHMENTS AND, TO THE BEST OF MY KNOWLEDGE, THESE DOCUMENTS ARE TRUE, CORRECT AND COMPLETE.


RESPONSIBLE PARTY:


                                       Senior Vice President/Chief Financial Officer
--------------------------------       ---------------------------------------------
SIGNATURE OF RESPONSIBLE PARTY                            TITLE


         David R. Gibson                              October 30, 1998
--------------------------------       ---------------------------------------------
PRINTED NAME OF RESPONSIBLE PARTY                           DATE

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                                   ATTACHMENT
                     For the month ended September 30, 1998


Debtor Name:          MobileMedia Corporation et al.

Case Number:          97-174 (PJW)


--------------------------------------------------------------------------------


1. Payroll tax filings and payments are made by Automated Data Processing, Inc. (an outside payroll processing company). Evidence of tax payments are available upon request. Previously, the Debtors filed copies of such evidence for the third quarter of 1996 with the US Trustee.

     Please see the Status of Post Petition Taxes attached hereto for the month's activity.


2. The Debtors have 37 bank accounts. In order to minimize costs to the estate, the Debtors have included a GAAP basis Statement of Cash Flows in the Monthly Operating Report. The Statement of Cash Flows replaces the listing of cash receipts and disbursements, copies of the bank statements, and bank account reconciliations.

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                             CONDENSED CONSOLIDATED
                             STATEMENT OF OPERATIONS
                     For the month ended September 30, 1998


Debtor Name:      MobileMedia Corporation et al.

Case Number:      97-174 (PJW)


--------------------------------------------------------------------------------


See Statement of Operations for reporting period attached.

HEADNOTES:

These financial statements are unaudited and accordingly, there could be year end audit adjustments as well as other adjustments related to the Debtors' filing for protection under Chapter 11 of the US Bankruptcy Code on January 30, 1997.

(1) On September 3, 1998, the Company completed the sale of 166 transmission towers to Pinnacle Towers, Inc. ("Pinnacle") for $170 million in cash. Under the terms of a lease with Pinnacle, the Company will lease antenna sites located at these towers for an initial period of 15 years at an aggregate annual rental of $10.7 million. The sale was accounted for in accordance with Statement of Financial Accounting Standards No. 28, Accounting for Sales with Leasebacks, and resulted in a recognized gain of $94.2 million and a deferred gain of $70.0 million. The deferred gain will be amortized on a straight-line basis over the initial lease period of 15 years. Subsequent to the sale, the Company distributed the $170 million in proceeds to its secured creditors, who had a lien on such assets. As a result of the sale transaction, the Company no longer receives approximately $0.2 million of monthly rental revenue included in Service, Rents & Maintenance revenue and the Company will incur an additional $0.8 million of monthly rent expense included in Service, Rents & Maintenance expense. The estimated income tax expense of the sale transaction is approximately $0.7 million.

(2) General & Administrative expense in August 1998 includes the reversal of a $0.5 million accrual of telephone expenses recorded in prior months.

                    MobileMedia Corporation and Subsidiaries
                      Consolidated Statements of Operations
   For the Months Ended September 30, 1998, August 31, 1998 and July 31, 1998
                                  ( Unaudited )
                                ( in thousands )

                                          September       August         July
                                            1998           1998          1998
                                          --------       --------      --------
Paging Revenues
   Service, Rents & Maintenance           $ 34,682 (1)   $ 35,008      $ 35,204

Equipment Sales
   Product Sales                             1,961          2,020         2,592
   Cost of Products Sold                     1,868          1,813         2,076
                                          --------       --------      --------
      Equipment Margin                          93            207           516

   Net Revenue                              34,776         35,215        35,719

Operating Expense
   Service, Rents & Maintenance              9,505 (1)      9,048         8,926
   Selling                                   4,920          4,428         5,040
   General & Administrative                 11,077         10,326(2)     11,233
                                          --------       --------      --------

   Operating Expense Before Depr. & Amort   25,501         23,802        25,199

   EBITDA Before Reorganization Costs        9,274         11,413        10,520

   Reorganization Costs                      1,514          1,553         1,514
                                          --------       --------      --------

   EBITDA after Reorganization Costs         7,760          9,860         9,006

Depreciation                                 6,680          6,709         6,724
Amortization                                 2,484          2,484         2,484
Amortization of Deferred Gain                 (389)(1)          0             0
                                          --------       --------      --------
   Total Depreciation and Amortization       8,775          9,193         9,208

Operating Income(Loss)                      (1,015)           667          (201)

Interest Expense                             3,676          4,868         4,793
Gain on Sale of Tower Assets                94,165 (1)          0             0
Other Income(Expense)                            2            (25)           (9)
Income Taxes                                   678 (1)          0             0
                                          --------       --------      --------

Net Income(Loss)                          $ 88,796       ($ 4,225)     ($ 5,004)
                                          ========       ========      ========

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                      CONDENSED CONSOLIDATED BALANCE SHEET
                     For the month ended September 30, 1998


Debtor Name:      MobileMedia Corporation et al.

Case Number:      97-174 (PJW)


--------------------------------------------------------------------------------


See balance sheet attached.

HEADNOTES:

These financial statements are unaudited and accordingly, there could be year end audit adjustments as well as other adjustments related to the Debtors' filing for protection under Chapter 11 of the US Bankruptcy Code on January 30, 1997.

(1) On September 3, 1998, the Company completed the sale of 166 transmission towers to Pinnacle Towers, Inc. ("Pinnacle") for $170 million in cash. Under the terms of a lease with Pinnacle, the Company will lease antenna sites located at these towers for an initial period of 15 years at an aggregate annual rental of $10.7 million. The sale was accounted for in accordance with Statement of Financial Accounting Standards No. 28, Accounting for Sales with Leasebacks, and resulted in a recognized gain of $94.2 million and a deferred gain of $70.0 million. The deferred gain will be amortized on a straight-line basis over the initial lease period of 15 years. Subsequent to the sale, the Company distributed the $170 million in proceeds to its secured creditors, who had a lien on such assets.

                    MobileMedia Corporation and Subsidiaries
                           Consolidated Balance Sheets
           As of September 30, 1998, August 31, 1998 and July 31, 1998
                                   (Unaudited)
                                 (in thousands)

                                                                                      September            August           July
                                                                                         1998               1998            1998
                                                                                      ----------         ----------      ----------
Assets:
-------
   Current Assets:
   ---------------
      Cash                                                                            $    9,814         $   13,165      $   10,811
      Accounts Receivable, Net                                                            38,127             37,472          37,580
      Inventory                                                                            1,167              1,240             736
      Prepaid Expenses                                                                     6,391              5,489           5,742
      Other Current Assets                                                                 5,399              5,145           5,113
                                                                                      ----------         ----------      ----------
              Total Current Assets                                                        60,898             62,511          59,983

   Noncurrent Assets:
   ------------------
      Property and Equipment, Net                                                        218,873(1)         225,707         228,207
      Deferred Financing Fees, Net                                                        20,206             20,510          20,813
      Investment In Net Assets Of Equity Affiliate                                         1,691              1,734           1,734
      Intangible Assets, Net                                                             273,287            275,747         278,206
      Other Assets                                                                           901                329             353
                                                                                      ----------         ----------      ----------
         Total Noncurrent Assets                                                         514,959            524,026         529,314

      Total Assets                                                                    $  575,857         $  586,538      $  589,297
      ------------                                                                    ==========         ==========      ==========

Liabilities and Stockholders' Equity:
-------------------------------------
   Liabilities Not Subject to Compromise:
   --------------------------------------
      DIP Credit Facility                                                             $        0         $        0      $        0
      Accrued Reorganization Costs                                                         7,001              6,131           5,275
      Accrued Wages, Benefits and Payroll Taxes                                           12,398             10,907           9,049
      Accounts Payable - Post Petition                                                     2,106              4,981           3,966
      Accrued Interest                                                                     4,145              5,443           5,455
      Accrued Expenses and Other Current Liabilities                                      36,074             32,668          33,469
      Advance Billings and Customer Deposits                                              31,340             31,567          32,659
      Deferred Gain on Tower Sale                                                         69,611(1)               0               0
                                                                                      ----------         ----------      ----------
         Total Liabilities Not Subject To Compromise                                     162,675             91,696          89,873

   Liabilities Subject to Compromise:
   ----------------------------------
      Accrued Wages, Benefits and Payroll Taxes                                            3,086              3,093           3,093
      Chase Credit Facility                                                              479,000(1)         649,000         649,000
      Notes Payable - 10 1/2%                                                            174,125            174,125         174,125
      Notes Payable - 9 3/8%                                                             250,000            250,000         250,000
      Notes Payable - Yampol                                                                 986                986             986
      Notes Payable - Dial Page 12 1/4%                                                    1,570              1,570           1,570
      Accrued Interest                                                                    20,423             20,423          20,423
      Accounts Payable - Pre Petition                                                     12,473             12,833          12,731
      Accrued Expenses and Other Current Liabilities - Pre Petition                       20,981             21,062          21,515
      Other Liabilities                                                                    4,724              4,730           4,737
                                                                                      ----------         ----------      ----------
         Total Liabilities Subject To Compromise                                         967,368          1,137,823       1,138,180

   Deferred Tax Liability                                                                  2,655              2,655           2,655
   ----------------------                                                             ----------         ----------      ----------

   Stockholders' Equity
   --------------------
      Class A Common Stock                                                                    50                 50              50
      Class B Common Stock                                                                     2                  2               2
      Additional Paid-In Capital                                                         689,148            689,148         689,148
      Accumulated Deficit - Pre Petition                                              (1,171,108)        (1,171,108)      1,171,108)
      Accumulated Deficit - Post Petition                                                (68,811)          (157,607)       (153,382)
                                                                                      ----------         ----------      ----------
         Total Stockholders' Equity                                                     (550,718)          (639,514)       (635,289)
      Less:
      Treasury Stock                                                                      (6,123)            (6,123)         (6,123)
                                                                                      ----------         ----------      ----------
         Total Stockholders' Equity                                                     (556,841)          (645,637)       (641,412)

         Total Liabilities and Stockholders' Equity                                   $  575,857         $  586,538      $  589,297
         ------------------------------------------                                   ==========         ==========      ==========

                             See Accompanying Notes

Footnotes to the Financial Statements:

1. These financial statements are unaudited and accordingly, there could be year end audit adjustments as well as other adjustments related to the Debtors' filing for protection under Chapter 11 of the US Bankruptcy Code on January 30, 1997.


2. On January 30, 1997 (the "Filing Date"), MobileMedia Corporation (the "Company"), MobileMedia Communications, Inc. ("MobileMedia Communications") and all seventeen of MobileMedia Communications' subsidiaries (collectively with the Company and MobileMedia Communications, the "Debtors"), filed for protection under Chapter 11 of Title 11 of the United States Code (the "Bankruptcy Code"). The Debtors are operating as debtors-in-possession and are subject to the jurisdiction of the United States Bankruptcy Court for the District of Delaware (the "Bankruptcy Court").

     The Bankruptcy Court has authorized the Debtors to pay certain pre-petition creditors. These permitted pre-petition payments include: (i) employee salary and wages; (ii) certain employee benefits and travel expenses; (iii) certain amounts owing to essential vendors; (iv) trust fund type sales and use taxes; (v) trust fund payroll taxes; (vi) property taxes; (vii) customer refunds; and (viii) customer rewards.

     On August 20, 1998, Arch Communications Group, Inc. ("Arch") and the Debtors announced a definitive merger agreement for Arch to acquire the Debtors. This merger agreement was amended as of September 3, 1998. Under the terms of the agreement, Arch will acquire the Debtors for a combination of cash, the assumption of certain liabilities, and the issuance of Arch common stock and warrants to acquire Arch common stock. The transaction will be implemented through a plan of reorganization that the Debtors filed with the Bankruptcy Court on August 20, 1998 ("the Amended Plan"). A Disclosure Statement related to the Amended Plan was filed with the Bankruptcy Court on August 25, 1998 and was amended as of September 18, 1998. A hearing concerning the adequacy of information contained in the Disclosure Statement, scheduled for October 14, 1998, was adjourned to December 10, 1998.

3. Since the Filing Date, the Debtors have continued to manage their business as debtors-in- possession under sections 1107 and 1108 of the Bankruptcy Code. During the pendency of the Chapter 11 cases, the Bankruptcy Court has jurisdiction over the assets and affairs of the Debtors, and their continued operations are subject to the Bankruptcy Court's protection and supervision. The Debtors have sought, obtained, and are in the process of applying for, various orders from the Bankruptcy Court intended to stabilize and reorganize their business and minimize any disruption caused by the Chapter 11 cases.

4. On September 3, 1998, the Company completed the sale of 166 transmission towers to Pinnacle Towers, Inc. ("Pinnacle") for $170 million in cash. Under the terms of a lease with Pinnacle, the Company will lease antenna sites located at these towers for an initial period of 15 years at an aggregate annual rental of $10.7 million. The sale was accounted for in accordance with Statement of Financial Accounting Standard No. 28, Accounting for Sales with Leasebacks, and resulted in a recognized gain of $94.2 million and a deferred gain of $70.0 million. The deferred gain will be amortized on a straight-line basis over the initial lease period of 15 years. Subsequent to the sale, the Company distributed the $170 million in proceeds to its secured creditors, who had a lien on such assets. As a result of the sale transaction, the Company on longer receives approximately $0.2 million of monthly rental revenue included in Service, Rents & Maintenance revenue and the Company will incur an additional $0.8 million of monthly rent included in Service, Rents & Maintenance expense. The estimated income tax expense of the sale transaction is approximately $0.7 million.

5. General & Administrative expense in August 1998 includes the reversal of a $0.5 million accrual of telephone expenses recorded in prior months.

6. The Company is one of the largest paging companies in the U.S., with approximately 3.2 million units in service at September 30, 1998, and offers local, regional and national paging services to its subscribers. The consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries. The Company's business is conducted primarily through the Company's principal operating subsidiary, MobileMedia Communications, and its subsidiaries. The Company markets its services primarily under the "MobileComm" brand name. All significant intercompany accounts and transactions have been eliminated.

7. As previously announced in its September 27, 1996 and October 21, 1996 releases, the Company discovered misrepresentations and other violations that occurred during the licensing process for as many as 400 to 500, or approximately 6% to 7%, of its approximately 8,000 local transmission one-way paging stations. The Company caused an investigation to be conducted by its outside counsel, and a comprehensive report regarding these matters was provided to the FCC in the fall of 1996. In cooperation with the FCC, outside counsel's investigation was expanded to examine all of the Company's paging licenses, and the results of that investigation were submitted to the FCC on November 8, 1996. As part of the cooperative process, the Company also proposed to the FCC that a Consent Order be entered which would result, among other things, in the return of certain local paging authorizations then held by the Company, the dismissal of certain pending applications for paging authorizations, and the voluntary acceptance of a substantial monetary forfeiture.

     On January 13, 1997, the FCC issued a Public Notice relating to the status of certain FCC authorizations held by the Company. Pursuant to the Public Notice, the FCC announced that it had (i) automatically terminated approximately 185 authorizations for paging facilities that were not constructed by the expiration date of their construction permits and remained unconstructed, (ii) dismissed approximately 94 applications for fill-in sites around existing paging stations (which had been filed under the so-called "40-mile rule") as defective because they were predicated upon unconstructed facilities and (iii) automatically terminated approximately 99 other authorizations for paging facilities that were constructed after the expiration date of their construction permits. With respect to the approximately 99 authorizations where the underlying station was untimely constructed, the FCC granted the Company interim operating authority subject to further action by the FCC.

     On April 8, 1997, the FCC adopted an order commencing an administrative hearing into the qualification of the Company to remain a licensee. The order directed an Administrative Law Judge to take evidence and develop a full factual record on directed issues concerning the Company's filing of false forms and applications. The Company was permitted to operate its licensed facilities and provide service to the public during the pendency of the hearing.

     On June 6, 1997, the FCC issued an order staying the hearing proceeding in order to allow the Company to develop and consummate a plan of reorganization that provides for a change of control of the Company and a permissible transfer of the Company's FCC licenses. The order was originally granted for ten months and was extended by the FCC through October 6, 1998. The order, which is based on an FCC doctrine known as Second Thursday, provides that if there is a change of control that meets the conditions of Second Thursday, the Company's FCC issues will be resolved by the transfer of the Company's FCC licenses to the new owners of the Company and the hearing will not proceed. The Company believes that a reorganization plan that provides for either a conversion of certain existing debt to equity, in which case existing MobileMedia shares will be substantially diluted or eliminated, or a sale of the Company, as reflected in the Amended Plan, will result in a change of control.

     On September 2, 1998, the Company and Arch filed a joint Second Thursday application. The Company believes the plan of reorganization referenced in the application satisfies the conditions of Second Thursday. On October 5, 1998, a supplement was filed to notify the FCC of certain modifications to the proposed transaction. The application was accepted for filing by public notice dated October 15, 1998. On October 16, 1998, the Company and Arch filed a joint supplement of data requested by the staff of the Wireless Telecommunications Bureau to assist in their evaluation of the application.

     In the event that the Company were unable to consummate the Amended Plan or any other plan of reorganization that satisfies the conditions of Second Thursday, the Company would be required to proceed with the hearing, which, if adversely determined, could result in the loss of the Company's licenses or substantial monetary fines, or both. Such an outcome would have a material adverse effect on the Company's financial condition and results of operations.

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                         CONSOLIDATED STATEMENT OF CASH
                           RECEIPTS AND DISBURSEMENTS
                     For the month ended September 30, 1998


Debtor Name:      MobileMedia Corporation et al.

Case Number:      97-174 (PJW)


--------------------------------------------------------------------------------


The Debtors have 37 bank accounts. In order to minimize costs to the estate, the Debtors have included a GAAP basis Statement of Cash Flows for the reporting period which is attached. The Statement of Cash Flows replaces the listing of cash receipts and disbursements, copies of the bank statements, and bank account reconciliations.

HEADNOTES:

These financial statements are unaudited and accordingly, there could be year end audit adjustments as well as other adjustments related to the Debtors' filing for protection under Chapter 11 of the US Bankruptcy Code on January 30, 1997.

(1) On September 3, 1998, the Company completed the sale of 166 transmission towers to Pinnacle Towers, Inc. ("Pinnacle") for $170 million in cash. Under the terms of a lease with Pinnacle, the Company will lease antenna sites located at these towers for an initial period of 15 years at an aggregate annual rental of $10.7 million. The sale was accounted for in accordance with Statement pf Financial Accounting Standards No. 28, Accounting for Sales with Leasebacks, and resulted in a recognized gain of $94.2 million and a deferred gain of $70.0 million. The deferred gain will be amortized on a straight-line basis over the initial lease period of 15 years. Subsequent to the sale, the Company distributed the $170 million in proceeds to its secured creditors, who had a lien on such assets.

                    MobileMedia Corporation and Subsidiaries
                      Consolidated Statements Of Cash Flows
   For The Months Ended September 30, 1998, August 31, 1998 and July 31, 1998
                                   (Unaudited)
                                 (in thousands)

                                                                 September              August             July
                                                                    1998                 1998              1998
                                                                 ---------             --------          --------
Operating Activities
   Net Income(Loss)                                              $  88,796             ($ 4,225)         ($ 5,003)
   Adjustments To Reconcile Net Income(Loss) To Net Cash
   Provided By (Used In) Operating Activities:
      Depreciation And Amortization                                  9,164                9,193             9,208
      Provision For Uncollectible Accounts And Returns               1,021                1,133             1,185
      Amortization of Deferred Gain on Sale of Tower Assets           (389)(1)                0                 0
      Income Taxes                                                     678 (1)
      Undistributed Earnings Of Affiliate                               43                    0                 0
      Recognized Gain On Sale Of Tower Assets                      (94,165)(1)                0                 0
      Deferred Financings Fees, Net                                    304                  304               304
      Change In Operating Assets and Liabilities:
         Accounts Receivable                                        (1,677)              (1,025)            1,125
               Inventory                                                73                 (504)              179
         Prepaid Expenses And Other Assets                          (1,156)                 221                99
         Accounts Payable, Accrued Expenses and Other                 (364)               1,466              (613)
                                                                 ---------             --------          --------
Net Cash Provided By (Used In) Operating Activities                  2,330                6,563             6,484


Investing Activities
   Construction And Capital Expenditures,
      Including Net Change In Pager Assets                          (5,385)              (4,209)           (7,232)
   Net Proceeds From the Sale of tower assets                      169,703 (1)                0                 0
                                                                 ---------             --------          --------
Net Cash Provided By (Used In) Investing Activities                164,318               (4,209)           (7,232)


Financing Activities
   Payment to Chase Credit Facility                               (170,000)(1)                0                 0
   Borrowings (Repayments) of DIP Credit Facility                        0                    0                 0
                                                                 ---------             --------          --------
Net Cash Provided By (Used In) Financing Activities               (170,000)                   0                 0


Net Increase (Decrease) In Cash And Cash Equivalents                (3,352)               2,354              (748)
Cash And Cash Equivalents At Beginning Of Period                    13,165               10,811            11,559
                                                                 ---------             --------          --------
Cash And Cash Equivalents At End Of Period                       $   9,814             $ 13,165          $ 10,811
                                                                 =========             ========          ========

                             See Accompanying Notes

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                   STATEMENT OF ACCOUNTS RECEIVABLE AGING AND
                     AGING OF POSTPETITION ACCOUNTS PAYABLE
                     For the month ended September 30, 1998


Debtor Name:      MobileMedia Corporation et al.

Case Number:      97-174 (PJW)


--------------------------------------------------------------------------------


================================================================================
ACCOUNTS RECEIVABLE AGING
--------------------------------------------------------------------------------
     $  20,644,549   0 - 30 days old
     ---------------------------------------------------------------------------
        14,402,405  31 - 60 days old
     ---------------------------------------------------------------------------
         6,920,671  61 - 90 days old
     ---------------------------------------------------------------------------
        13,003,973  91+ days old
     ---------------------------------------------------------------------------
        54,971,598  TOTAL TRADE ACCOUNTS RECEIVABLE
     ---------------------------------------------------------------------------
      (17,424,000)  ALLOWANCE FOR UNCOLLECTIBLE ACCOUNTS
     ---------------------------------------------------------------------------
        37,547,598  TRADE ACCOUNTS RECEIVABLE (NET)
     ---------------------------------------------------------------------------
           579,849  OTHER NON-TRADE RECEIVABLES
     ---------------------------------------------------------------------------
     $  38,127,447  ACCOUNTS RECEIVABLE, NET
================================================================================

======================================
AGING OF POSTPETITION ACCOUNTS PAYABLE
================================================================================
                      0-30           31-60         61-90      91+
                      Days           Days          Days       Days      Total
--------------------------------------------------------------------------------
ACCOUNTS PAYABLE      $ 1,468,894       636,974      0         0      $2,105,868
================================================================================

                      OFFICE OF THE U.S. TRUSTEE - REGION 3
                         STATEMENT OF OPERATIONS, TAXES,
                             INSURANCE AND PERSONNEL
                     For the month ended September 30, 1998

Debtor Name:      MobileMedia Corporation et al.

Case Number:      97-174 (PJW)


--------------------------------------------------------------------------------


=============================================================================================================================
STATUS OF POSTPETITION TAXES
=============================================================================================================================
                                           BEGINNING          AMOUNT                            ENDING
                                              TAX            WITHHELD          AMOUNT             TAX           DELINQUENT
                                           LIABILITY        OR ACCRUED          PAID           LIABILITY          TAXES
=============================================================================================================================
FEDERAL
=============================================================================================================================
WITHHOLDING                                $          0       $ 1,058,739      $ 1,058,739     $          0      $          0
-----------------------------------------------------------------------------------------------------------------------------
FICA-EMPLOYEE                                         0           612,099          612,099                0                 0
-----------------------------------------------------------------------------------------------------------------------------
FICA-EMPLOYER                                   179,954         1,176,073        1,130,009          226,018                 0
-----------------------------------------------------------------------------------------------------------------------------
UNEMPLOYMENT                                      1,155             4,934            5,009            1,080                 0
-----------------------------------------------------------------------------------------------------------------------------
INCOME                                                0                 0                0                0                 0
=============================================================================================================================
TOTAL FEDERAL TAXES                             181,109         2,851,845        2,805,856          227,098                 0
=============================================================================================================================
STATE AND LOCAL
=============================================================================================================================
WITHHOLDING                                      23,205           179,098          164,202           38,101                 0
-----------------------------------------------------------------------------------------------------------------------------
SALES                                           508,714         1,135,822        1,107,939          536,597                 0
-----------------------------------------------------------------------------------------------------------------------------
UNEMPLOYMENT                                      8,584            29,537           28,800            9,321                 0
-----------------------------------------------------------------------------------------------------------------------------
REAL PROPERTY                                 6,542,939           466,451          154,369        6,855,021                 0
-----------------------------------------------------------------------------------------------------------------------------
OTHER                                         2,578,414         1,764,621          564,364        3,778,671                 0
=============================================================================================================================
TOTAL STATE AND LOCAL                         9,661,856         3,575,529        2,019,674       11,217,711                 0
=============================================================================================================================
TOTAL TAXES                                $  9,842,965       $ 6,427,374      $ 4,825,530     $ 11,444,809      $          0
=============================================================================================================================

==========================================================================================
                     PAYMENTS TO INSIDERS AND PROFESSIONALS
                     For the month ended September 30, 1998
==========================================================================================


==========================================================================================
                                        INSIDERS (1)
==========================================================================================
         Payee Name             Position         Salary/Bonus/   Reimbursable
                                                Auto Allowance     Expenses       Total
==========================================================================================
Alvarez & Marsal      Chairman - Restructuring    $  54,167        $3,258      $ 57,425
Inc. - Joseph A.
Bondi
------------------------------------------------------------------------------------------
Burdette, H. Stephen  Senior VP Corporate            15,000           965        15,965
                      Development and Senior
                      VP Operations
------------------------------------------------------------------------------------------
Grawert, Ron          Chief Executive Officer        30,769         5,269        36,038
------------------------------------------------------------------------------------------
Gray, Patricia        Secretary/VP and General       13,846           649        14,495
                      Counsel
------------------------------------------------------------------------------------------
Gross, Steven         Executive VP Sales &           17,769         4,866        22,635
                      Marketing
------------------------------------------------------------------------------------------
Hilson, Debra         Assistant Secretary             4,662         2,975         7,637
------------------------------------------------------------------------------------------
Hughes, Curtis        VP Management                   8,697             0         8,697
                      Information Systems
------------------------------------------------------------------------------------------
Pascucci, James       Treasurer                       8,077           765         8,842
------------------------------------------------------------------------------------------
Panzella, Vito        VP / Controller                 8,846             0         8,846
------------------------------------------------------------------------------------------
Witsaman, Mark        Senior VP and Chief            15,269         3,062        18,331
                      Technology Officer
------------------------------------------------------------------------------------------
                                           TOTAL PAYMENTS TO INSIDERS         $ 198,911
==========================================================================================

(1) Excludes 19 non-executive officers of subsidiaries who were paid salaries and reimbursable expenses in the aggregate of $212,735.

==========================================================================================
               PAYMENTS TO INSIDERS AND PROFESSIONALS (Continued)
                     For the month ended September 30, 1998
==========================================================================================

==========================================================================================
                                  PROFESSIONALS
==========================================================================================
                                                                                Holdback
                                            Date of                               and
              Name and Relationship          Court     Invoices    Invoices     Invoice
                                           Approval  Received (1)    Paid      Balances
                                                                                  Due
==========================================================================================
1.  Ernst & Young - Auditor, Tax and        1/30/97  $  311,019   $ 606,439   $   729,305
       Financial Consultants to Debtor
------------------------------------------------------------------------------------------
2.  Latham & Watkins - Counsel to           1/30/97     104,000          --       308,348
       Debtor
------------------------------------------------------------------------------------------
3.  Alvarez & Marsal Inc.- Restructuring    1/30/97     369,119          --       877,517
       Consultant to Debtor (2)
------------------------------------------------------------------------------------------
4.  Sidley & Austin - Bankruptcy Counsel    1/30/97     720,443          --     2,000,950
       to Debtor
------------------------------------------------------------------------------------------
5.  Young, Conway, Stargate & Taylor -      1/30/97          --          --        24,865
       Delaware Counsel to Debtor
------------------------------------------------------------------------------------------
6.  Wiley, Rein & Fielding - FCC Counsel    1/30/97     127,332          --       288,964
       to Debtor
------------------------------------------------------------------------------------------
7.  Koteen & Naftalin - FCC Counsel to      6/11/97          --          --         3,945
       Debtor
------------------------------------------------------------------------------------------
8.  Houlihan, Lokey, Howard & Zukin -       6/04/97     330,954          --       405,954
       Advisors to the Creditors'
       Committee
------------------------------------------------------------------------------------------
9.  Jones, Day, Reavis & Pogue - Counsel    4/03/97          --      83,809        78,760
       to the Creditors' Committee
------------------------------------------------------------------------------------------
10. Morris, Nichols, Arsht & Tunnell -      4/03/97          --         579         3,012
       Delaware Counsel to the Creditors'
       Committee
------------------------------------------------------------------------------------------
11. Paul, Weiss, Rifkind, Wharton &         4/25/97          --          --         2,634
       Garrison - FCC Counsel to the
       Creditors' Committee
------------------------------------------------------------------------------------------
12. The Blackstone Group LP - Financial     7/10/97     128,704     100,000       501,795
       Advisors to Debtor
------------------------------------------------------------------------------------------
13. Gerry, Friend & Sapronov, LLP. -       10/27/97          --      13,099       117,272
       Counsel to Debtor
====================================================--------------------------------------

                             TOTAL                   $2,091,571   $ 803,926   $ 5,343,321
==========================================================================================

(1) Excludes invoices for fees and expenses through September 30, 1998 that were received by the Debtors subsequent to September 30, 1998.

(2) Includes fees and expenses for David R. Gibson, Senior Vice President and Chief Financial Officer (effective June 24, 1997).

===================================================================================================================================
ADEQUATE PROTECTION PAYMENTS
For the month ended September 30, 1998
===================================================================================================================================
                                                                        SCHEDULED             AMOUNTS
                                                                         MONTHLY               PAID                  TOTAL
                                                                        PAYMENTS              DURING                UNPAID
NAME OF CREDITOR                                                           DUE                 MONTH             POSTPETITION
===================================================================================================================================
The Chase Manhattan Bank - (Interest)                                 $  3,389,825        $ 3,389,825*           $            0
===================================================================================================================================

* Payment made on 10/1/98.


===================================================================================================================================
QUESTIONNAIRE
For the month ended September 30, 1998                                                                         YES           NO
===================================================================================================================================
1.  Have any assets been sold or transferred outside the normal course of business this reporting period?      Yes
-----------------------------------------------------------------------------------------------------------------------------------
2.  Have any funds been disbursed from any account other than a debtor in possession account?                                No
-----------------------------------------------------------------------------------------------------------------------------------
3.  Are any postpetition receivables (accounts, notes, or loans) due from related parties?                                   No
-----------------------------------------------------------------------------------------------------------------------------------
4.  Have any payments been made of prepetition liabilities this reporting period?                              Yes
-----------------------------------------------------------------------------------------------------------------------------------
5.  Have any postpetition loans been received by the debtor from any party?                                                  No
-----------------------------------------------------------------------------------------------------------------------------------
6.  Are any postpetition payroll taxes past due?                                                                             No
-----------------------------------------------------------------------------------------------------------------------------------
7.  Are any postpetition state or federal income taxes past due?                                                             No
-----------------------------------------------------------------------------------------------------------------------------------
8.  Are any postpetition real estate taxes past due?                                                                         No
-----------------------------------------------------------------------------------------------------------------------------------
9.  Are any postpetition taxes past due?                                                                                     No
-----------------------------------------------------------------------------------------------------------------------------------
10. Are any amounts owed to postpetition creditors past due?                                                                 No
-----------------------------------------------------------------------------------------------------------------------------------
11. Have any prepetition taxes been paid during the reporting period?                                          Yes
-----------------------------------------------------------------------------------------------------------------------------------
12. Are any wage payments past due?                                                                                          No
===================================================================================================================================

    If the answer to any of the above questions is "YES", provide a detailed explanation of each item.

Item 1. On July 7, 1998, the Debtors entered into a purchase agreement with Pinnacle Towers Inc. for the sale of their towers and certain related assets. The sale closed on September 3, 1998
             (see Footnote 4).

Item 4 & 11. The Court has authorized the Debtors to pay certain pre-petition creditors. These permitted pre-petition payments include (i) employee salary and wages; (ii) certain employee benefits and travel expenses; (iii) certain amounts owing to essential vendors;
             (iv) trust fund type sales and use taxes; (v) trust fund payroll taxes; (vi) property taxes; (vii) customer refunds; and (viii) customer rewards.

Item 5. As of September 30, 1998 there were no funded borrowings under the DIP facility.

===============================================================================================
                                    INSURANCE
                     For the month ended September 30, 1998

===============================================================================================
      There were no changes in insurance coverage for the reporting period.

===============================================================================================


===============================================================================================
                                    PERSONNEL
                     For the month ended September 30, 1998
===============================================================================================
                                                                       Full Time    Part Time
-----------------------------------------------------------------------------------------------
1.  Total number of employees at beginning of period                       3,034           38
-----------------------------------------------------------------------------------------------
2.  Number of employees hired during the period                               15            2
-----------------------------------------------------------------------------------------------
3.  Number of employees terminated or resigned during the period              12            4
-----------------------------------------------------------------------------------------------
4.  Total number of employees on payroll at end of period                  3,037           36
===============================================================================================